  NYSE: NLSN 4th quarter 2019 EARNINGS Thursday, February 27, 2020 | 8:00 am ET Exhibit 99.2

The following discussion includes information that could constitute forward-looking statements, made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include those set forth below under “2020 Guidance,” those regarding our plan to spin-off the Company’s Global Connect business as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could,” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, the expected benefits and costs of the spin-off transaction, the expected timing of completion of the spin-off transaction, the ability of Nielsen to complete the spin-off transaction considering the various conditions to the completion of the spin-off transaction (some of which are outside Nielsen’s control, including those conditions related to regulatory approvals), business disruption during the pendency of or following the spin-off transaction, diversion of management time on the spin-off transaction-related issues, failure to receive the required shareholder approval of the spin-off transaction, retention of existing management team members, the reaction of customers and other parties to the spin-off transaction, the qualification of the spin-off transaction as a tax-free transaction for US federal income tax purposes (including whether or not an IRS ruling will be sought or obtained), potential dissynergy costs between Nielsen Global Connect and Nielsen Global Media, the impact of the spin-off transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://ir.nielsen.com, such as our most recent 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. The list of factors is not intended to be exhaustive. Such forward looking statements only speak as of the date of this document, and the Company assumes no obligation to update any written or oral forward-looking statement made by it or on its behalf as a result of new information, future events or other factors, except as required by law. FORWARD-LOOKING STATEMENTS

TODAY’S DISCUSSION 2019 Accomplishments Separation Update Q4 and Full Year 2019 Results 2020 Guidance The Path Forward

2019 ACCOMPLISHMENTS Strengthened management team with strategic hires Achieved or beat all key guidance metrics Delivered organic revenue growth in both Media and Connect Aligned end-to-end processes in Media and Connect, improving accountability Developed clear product roadmaps; progress toward a single platform Built a stronger sales culture Completed the Strategic Review, with good progress separating the businesses Delivered on key commitments in a year of tremendous progress

SEPARATION UPDATE Establishing public company capabilities and functions for Connect Separating personnel and financial systems Separating global facilities Separating IT infrastructures Establishing new legal entities and benefit plans, as applicable Separation Announced Secure private letter ruling from IRS Final approval by Board of Directors and shareholders Form 10 effective Begin trading as two separate listed companies Progress towards completion well underway Global Connect CEO and Nielsen CFO in place Grew Nielsen Board to 12 members Key Milestones Operational Readiness 1H’20 2H’20 Nov ’19

Q4 and Full year 2019 results

Q4’19 FY’19 FY’19 Guidance Revenue Growth 2.7% 1.7% Flat to +1.5% Adjusted EBITDA $492 $1,853 $1,800 - $1,900 Adjusted EBITDA Margin 29.1% 28.5% 28% - 29% Adjusted EPS $0.41 $1.80 $1.77 - $1.83* Free Cash Flow $293 $547 $525 - $575 $M, except per share amounts; growth in constant currency SUMMARY FINANCIAL PERFORMANCE Achieved or beat on all key guidance metrics *Guidance upwardly revised on 11/7/19 and 7/31/19 from original 2/28/19 estimate of $1.63 - $1.77.

$623 Audience Measurement Plan / Optimize 6.0% 1.0% vs Q4’18 2.4% $M, growth in constant currency vs FY’18 $2,471 1.6% 3.0% 2.6% $546 4.1% 2.6% vs Q4’18 3.1% vs FY’18 $2,161 (0.9)% 1.4% 0.7% $377 42.4% Adj EBITDA Adj EBITDA Margin $1,476 42.9% $125 15.6% Adj EBITDA Adj EBITDA Margin $422 13.8% Measure Predict / Activate Delivered on growth expectations Returned to growth MEDIA PERFORMANCE CONNECT PERFORMANCE

2020 guidance

METRIC FY’19 ACTUAL FY’20 GUIDANCE Revenue Growth 1.7% +1.5% – 3.0%* Adjusted EBITDA $1,853 $1,830 – $1,910 Adjusted EBITDA Margin 28.5% 27.7% – 28.5% Adjusted EPS $1.80 $1.67 – $1.80 Free Cash Flow $547 $530 – $580 2020 GUIDANCE $M, except per share amounts; growth in constant currency *Includes ~80 bps net positive impact of acquisitions/divestitures completed in the past 12 months. Free Cash Flow guidance excludes $350-400M of separation-related costs; other guidance metrics also exclude the impact of these costs, as we don’t plan to include separation-related costs in adjusted EBITDA or adjusted EPS. Continued focus on delivering on all fronts

FY’19 ACTUAL FY’20 GUIDANCE Global Media Total Global Media $3.4B 1% to 2%(1) Audience Measurement $2.5B 1.5% to 2.5% Plan / Optimize $0.9B 0% to 1%(1) Global Connect Total Global Connect $3.1B 2.5% to 4.5%(2) Measure $2.2B -1% to 1% Predict / Activate $0.9B 11% to 13%(2) 2020 REVENUE OUTLOOK Includes ~250bps net negative impact to Plan/Optimize and ~70bps net negative impact to Total Global Media growth from acquisitions/divestitures completed in the past 12 months Includes ~800bps net positive impact to Predict/Activate and ~250bps net positive impact to Total Global Connect growth from acquisitions/divestitures completed in the past 12 months $M, growth in constant currency

The path forward

Investing in the next stage of Nielsen’s growth Three STRATEGIC PILLARS TO DRIVE GLOBAL media Measure the Total Audience Predict and Measure Outcomes Expand Globally

Four STRATEGIC PILLARS TO DRIVE GLOBAL connect Product and operational initiatives to drive continued transformation Margin Opportunity Driven by Automation & Platform Convergence Deepen Coverage and Granularity to Measure Total Consumer Broadly Deploy Nielsen Connect Platform Strengthen and Expand Retailer Partnerships

Q&A

APPENDIX

Certain non-gaap measures Overview of Non-GAAP Presentations The Company uses the non-GAAP financial measures discussed below to evaluate its results of operations, financial condition, liquidity and indebtedness. The Company believes that the presentation of these non-GAAP measures provides useful information to investors regarding financial and business trends related to our results of operations, cash flows and indebtedness and that when this non-GAAP financial information is viewed with our GAAP financial information, investors are provided with valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance. These non-GAAP measures are also consistent with how management evaluates the Company’s operating performance and liquidity. In addition, these non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. None of the non-GAAP measures presented should be considered as an alternative to net income or loss, operating income or loss, cash flows from operating activities, total indebtedness or any other measures of operating performance and financial condition, liquidity or indebtedness derived in accordance with GAAP. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. Constant Currency Presentation The Company evaluates its results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance and is consistent with how management evaluates the Company’s performance. We calculate constant currency percentages by converting our prior-period local currency financial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results. No adjustment has been made to foreign currency exchange transaction gains or losses in the calculation of constant currency net income. Organic Constant Currency Presentation The Company defines organic constant currency revenue as constant currency revenue excluding the net effect of business acquisitions and divestitures over the past twelve months. Refer to the Constant Currency Presentation section above for the definition of constant currency. The Company believes that this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.

Net Debt and Net Debt Leverage Ratio The net debt leverage ratio is defined as net debt (gross debt less cash and cash equivalents) as of the balance sheet date divided by Adjusted EBITDA for the twelve months then ended. Net debt and the net debt leverage ratio are commonly used metrics to evaluate and compare leverage between companies and are not presentations made in accordance with GAAP. Adjusted EBITDA The Company defines Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, impairment of goodwill and other long-lived assets, share-based compensation expense and other non-operating items from its consolidated statements of operations as well as certain other items that arise outside the ordinary course of our continuing operations, including separation-related costs. The Company uses Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors. Adjusted EBITDA margin is Adjusted EBITDA for a particular period expressed as a percentage of revenues for that period. Adjusted EPS The Company defines Adjusted Earnings per Share as net income attributable to Nielsen shareholders per share (diluted) from continuing operations from our consolidated statements of operations, excluding depreciation and amortization associated with acquired tangible and intangible assets, restructuring charges, impairment of goodwill and other long-lived assets, share based compensation expense, other non-operating items from our consolidated statements of operations, certain other items considered unusual or non-recurring in nature and separation-related costs, adjusted for income taxes related to these items. Management believes that this non-GAAP measure is useful in providing period-to-period comparisons of the results of the Company’s ongoing operating performance. (continued) Certain non-gaap measures

Free Cash Flow The Company defines free cash flow as net cash provided by operating activities, less capital expenditures, net. The Company believes providing free cash flow information provides valuable supplemental liquidity information regarding the cash flow that may be available for discretionary use by the Company in areas such as the distributions of dividends, repurchase of common stock, voluntary repayment of debt obligations or to fund our strategic initiatives, including acquisitions, if any. However, free cash flow does not represent residual cash flows entirely available for discretionary purposes; for example, the repayment of principal amounts borrowed is not deducted from free cash flow. Key limitations of the free cash flow measure include the assumptions that the Company will be able to refinance our existing debt when it matures and meet other cash flow obligations from financing activities, such as principal payments on debt. Free cash flow is not a presentation made in accordance with GAAP. (continued) Certain non-gaap measures

2020 GUIDANCE ASSUMPTIONS Guidance Assumption Range Interest Expense, Net $385 – $395M Effective Tax Rate 29% – 31% Restructuring Expense $90 – $110M Depreciation & Amortization $800 – $820M Average Diluted Shares ~358M Net Debt Leverage Ratio ~4.2x ($M, growth in constant currency) Guidance assumptions exclude $350 - 400M of separation-related costs.

Note: We report on a constant currency basis to reflect operating performance Foreign currency impact (a) Projected impact assumes rates in effect at 02/21/20 remain in effect for the balance of 2020. CURRENCY PROFILE – REVENUE PROJECTED FX IMPACT(a): REPORTED VS CONSTANT CURRENCY

Q4’19 Adjusted ebitda reconciliation Quarter Ended December 31 2018 2019 Net income/(loss) attributable to Nielsen shareholders $ (952) $ (109) Interest expense, net 97 96 Provision/(benefit) for income taxes (324) 65 Depreciation and amortization 171 206 EBITDA (1,008) 258 Equity in net loss of affiliates (1) - Other non-operating expense, net(a) 9 172 Restructuring charges 31 28 Impairment of goodwill and other long-lived assets 1,413 - Share-based compensation expense 14 11 Other items(b) 30 23 Adjusted EBITDA $ 488 $ 492 ($ in millions) (unaudited) For the three and twelve months ended December 31, 2019, other non-operating expense, net includes a non-cash charge of $170 million related to the settlement of certain pension plans obligations.  For the three and twelve months ended December 31, 2019 and 2018, other items primarily consist of business optimization costs, including strategic review costs and transaction related costs.

FY’19 Adjusted ebitda reconciliation Year Ended December 31 2018 2019 Net income/(loss) attributable to Nielsen shareholders $ (712) $ (415) Interest expense, net 386 391 Provision/(benefit) for income taxes (182) (260) Depreciation and amortization 675 756 EBITDA 167 472 Equity in net loss of affiliates - - Other non-operating expense, net(a) 33 191 Restructuring charges 139 80 Impairment of goodwill and other long-lived assets 1,413 1,004 Share-based compensation expense 35 50 Other items(b) 63 56 Adjusted EBITDA $ 1,850 $ 1,853 ($ in millions) (unaudited) For the year ended December 31, 2019, other non-operating expense, net includes a non-cash charge of $170 million related to the settlement of certain pension plans obligations. For the years ended December 31, 2019 and 2018 other items primarily consists of business optimization costs, including strategic review costs and transaction related costs.

Operating Income Restructuring Charges Depreciation and Amortization Impairment of goodwill and other long-lived assets Share-Based Compensation Expense Other Items(a) Adjusted EBITDA Media $229 $4 $140 $- $4 $ - $377 Connect 43 15 64 - 3 - 125 HQ (48) 9 2 - 4 23 (10) Total $224 $28 $206 $- $11 $23 $492 Operating Income Restructuring Charges Depreciation and Amortization Impairment of goodwill and other long-lived assets Share-Based Compensation Expense Other Items(a) Adjusted EBITDA Media $270 $4 $111 $- $4 $ - $389 Connect (1,380) 16 58 1,411 4 - 109 HQ (61) 11 2 2 6 30 (10) Total $(1,171) $31 $171 $1,413 $14 $30 $488 QUARTER ENDED DECEMBER 31, 2018 QUARTER ENDED DECEMBER 31, 2019 For the three months ended December 31, 2019 and 2018 other items primarily consists of business optimization costs, including strategic review costs and transaction related costs. Q4’19 Adjusted ebitda reconciliation ($ in millions) (unaudited)

Operating Income Restructuring Charges Depreciation and Amortization Impairment of goodwill and other long-lived assets Share-Based Compensation Expense Other Items(a) Adjusted EBITDA Media $930 $15 $518 $- $13 $- $1,476 Connect (877) 49 231 1,004 15 - 422 HQ (146) 16 7 - 22 56 (45) Total $(93) $80 $756 $1,004 $50 $56 $1,853 Operating Income Restructuring Charges Depreciation and Amortization Impairment of goodwill and other long-lived assets Share-Based Compensation Expense Other Items(a) Adjusted EBITDA Media $998 $23 $444 $- $11 $ - $1,476 Connect (1,329) 101 223 1,411 14 - 420 HQ (144) 15 8 2 10 63 (46) Total $(475) $139 $675 $1,413 $35 $63 $1,850 YEAR ENDED DECEMBER 31, 2018 YEAR ENDED DECEMBER 31, 2019 For the years ended December 31, 2019 and 2018 other items primarily consists of business optimization costs, including strategic review costs and transaction related costs. FY’19 Adjusted ebitda reconciliation ($ in millions) (unaudited)

Q4’19 Revenue reconciliation ($ in millions) (unaudited) 2018 Reported 2019 Reported % V 2019 vs. 2018 Reported 2018 Constant Currency % V 2019 vs. 2018 Constant Currency 2018 Organic Constant Currency 2019 Organic % V 2019 vs. 2018 Organic Constant Currency Audience Measurement $618 $623 0.8% $617 1.0% $617 $623 1.0% Plan / Optimize 251 266 6.0% 251 6.0% 250 259 3.6% Media $869 $889 2.3% $868 2.4% $867 $882 1.7% Measure $543 $546 0.6% $532 2.6% $532 $544 2.3% Predict / Activate 246 256 4.1% 246 4.1% 243 253 4.1% Connect $789 $802 1.6% $778 3.1% $775 $797 2.8% Total $1,658 $1,691 2.0% $1,646 2.7% $1,642 $1,679 2.3% QUARTER ENDED DECEMBER 31st

FY’19 Revenue reconciliation ($ in millions) (unaudited) 2018 Reported 2019 Reported % V 2019 vs. 2018 Reported 2018 Constant Currency % V 2019 vs. 2018 Constant Currency 2018 Organic Constant Currency 2019 Organic % V 2019 vs. 2018 Organic Constant Currency Audience Measurement $2,411 $2,471 2.5% $2,399 3.0% $2,399 $2,467 2.8% Plan / Optimize 966 970 0.4% 955 1.6% 954 943 (1.2%) Media $3,377 $3,441 1.9% $3,354 2.6% $3,353 $3,410 1.7% Measure $2,211 $2,161 (2.3%) $2,131 1.4% $2,131 $2,156 1.2% Predict / Activate 927 896 (3.3%) 904 (0.9%) 892 886 (0.7%) Connect $3,138 $3,057 (2.6%) $3,035 0.7% $3,023 $3,042 0.6% Total $6,515 $6,498 (0.3%) $6,389 1.7% $6,376 $6,452 1.2% YEAR ENDED DECEMBER 31st

Q4’19 ADJUSTED EPS– NON-GAAP MEASURES ($ in millions) (unaudited) Quarter ended December 31 2018 2019 Net income/(loss) attributable to Nielsen shareholders per share of common stock, diluted $(2.68) $(0.31) Depreciation and amortization associated with acquisition- related tangible and intangible assets 0.15 0.14 Restructuring 0.09 0.08 Impairment of goodwill and other long-lived assets 3.98 - Share-based compensation 0.04 0.03 Other non-operating (income)/expense, net(a) 0.01 0.48 Other items(b) 0.08 0.06 Tax effect of above items (0.12) (0.07) Discrete tax benefit/(provision) (1.04) - Adjusted earnings per share $0.51 $0.41 For the three and twelve months ended December 31, 2019, other non-operating expense, net includes a non-cash charge of $0.48 related to the settlement of certain pension plans obligations.  For the three and twelve months ended December 31, 2019 and 2018, other items primarily consist of business optimization costs, including strategic review costs and transaction related costs.

FY’19 ADJUSTED EPS– NON-GAAP MEASURES ($ in millions) (unaudited) Year ended December 31 2018 2019 Net income/(loss) attributable to Nielsen shareholders per share of common stock, diluted $(2.00) $(1.17) Depreciation and amortization associated with acquisition- related tangible and intangible assets 0.62 0.58 Restructuring 0.39 0.22 Impairment of goodwill and other long-lived assets 3.97 2.82 Share-based compensation 0.10 0.14 Other non-operating (income)/expense, net(a) 0.06 0.50 Other items(b) 0.18 0.16 Tax effect of above items (0.45) (0.31) Discrete tax benefit/(provision) (1.04) (1.14) Adjusted earnings per share $1.83 $1.80 For the three and twelve months ended December 31, 2019, other non-operating expense, net includes a non-cash charge of $0.48 related to the settlement of certain pension plans obligations.  For the three and twelve months ended December 31, 2019 and 2018, other items primarily consist of business optimization costs, including strategic review costs and transaction related costs.

2019 FREE CASH FLOW RECONCILIATION ($ in millions) (unaudited)   Quarter Ended December 31 Year Ended December 31 2018     2019 2018 2019 Net cash provided by operating activities $546     $470 $1,058 $1,066 Less: Capital expenditures, net   (149)     (177) (516) (519) Free cash flow $397     $293 $542 $547

2020 GUIDANCE NON-GAAP RECONCILIATIONS

($ in millions)

ADJUSTED EBITDA RECONCILIATION

	2020 Guidance Range
Net income/(loss)	**$(95) - $(65)**
Interest expense, net	~390
Provision/(benefit) for income taxes	~190
Depreciation and amortization	~810
Restructuring charges	~100
Share-based compensation and other[(a)]	~135
Separation-related costs	~320
Adjusted EBITDA	**$1,830 - $1,910**

FREE CASH FLOW[(b)]

Net cash provided by operating activities	$1,095 – $1,145
Less: Capital expenditures, net	~ $(565)
Free cash flow	$530 – $580

NET DEBT LEVERAGE RATIO

Gross Debt	~$ 8,300
Cash	~$ 400
Net Debt	~$ 7,900
Adjusted EBITDA	$1,830 - $1,910
Net Debt Leverage Ratio	~4.2x

(a) Other represents certain expenses that arise outside the ordinary course of our continuing operations. Such costs primarily include legal settlements, acquisition related expenses, business optimization costs and other transaction costs.
(b) Free Cash Flow projections exclude $350-400M in separation related costs.

Copyright © 2019 The Nielsen Company. Confidential and proprietary.

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($ in millions) 2019 Constant Currency % V Constant Currency 2020 Guidance Total $6,495 1.5% - 3.0% ~$6,640 REVENUE RECONCILIATION ADJUSTED EARNINGS PER SHARE RECONCILIATION 2020 Guidance Range Net income/(loss) attributable to Nielsen Shareholders $(100) – $(50) Depreciation and amortization associated with acquisition-related tangible and intangible assets ~200 Restructuring charges ~100 Share-based compensation expense and Other ~135 Separation-related costs ~320 Tax effect of above items ~(65) Adjusted Earnings $595 - $645 Adjusted earnings per share $1.67 - $1.80 2020 guidance non-gaap reconciliations

Debt capital table ($ in millions) Debt Capital Table 12/31/18 12/31/19 Change Loan Debt (secured) $4,020 $3,952 ($68) 4.50% Sr. Notes (10/1/20) 797 799 2 5.50% Sr. Notes (10/1/21) 621 622 1 5.00% Sr. Notes (4/15/22) 2,290 2,293 3 5.00% Sr. Notes (2/1/25) 496 497 1 Finance lease/misc. debt 163 146 (17) Total Debt $8,387 $8,309 ($78) Less Cash 524 454 (70) Net Debt $7,863 $7,855 ($8) Adjusted EBITDA(a) $1,850 $1,853 $3 Net Debt Leverage Ratio(b) 4.25x 4.24x (0.01x) Weighted avg. interest rate(c) 4.67% 4.40% (27bps) Adjusted EBITDA calculated based on last twelve months basis by adding reported amounts for each of the quarters contained therein. Reflects Net Debt (gross debt minus cash), divided by Adjusted EBITDA calculated on last twelve months basis. Excludes finance leases.

2019 Selected financial metrics & balance sheet items ($ in millions) (unaudited) Financial metrics Q4’19 FY’19 Free Cash Flow $293 $547 Capital Expenditures, net $177 $519 D&A(b) $206 $756 Net Book Interest $96 $391 Cash Taxes $43 $224 Cash Restructuring $14 $74 Wtd. avg. diluted shares 356.1 355.7 Balance Sheet – 12/31/19 Gross Debt $8,309 Cash $454 Net Debt $7,855 Net Debt Leverage Ratio(c) 4.24x CURRENT DEBT MATURITY PROFILE – 12/31/19(a) Excludes finance leases ($145M). Includes $49M of depreciation and amortization for the three months ending in December 31, 2019 and $205M in the year ending in December 31, 2019 associated with tangible and intangible assets acquired in business combinations. Reflects Net Debt (gross debt minus cash and cash equivalents), divided by Adjusted EBITDA calculated on last twelve months basis by adding reported amounts for each of the quarters contained therein. $0

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